Roclatan TM Mercury 1 Phase 3 12-month Topline Results 1 For Investor Use Exhibit 99.2

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product candidates being approved by regulatory authorities.
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Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of
Operations.” In particular, the topline Mercury 1 data presented herein is preliminary and based solely on information available to us as of the date of this press release and additional information about the results may be disclosed at any time. Such forward-looking statements only speak as of the date they
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For Investor Use

Roclatan
TM
Achieves Positive 12-Month Safety
and Efficacy Results
•
Safety data over the 12 months were consistent with previous Roclatan™
3-month results
•
There were no drug-related serious or systemic adverse events
•
The main adverse event for Roclatan™ was conjunctival hyperemia, which was reported in ~60% of patients, scored as mild for ~70% of these patients and sporadic
•
IOP-lowering effect of Roclatan™ through Month 12 remained stable and consistent with the primary efficacy analysis at Month 3, maintaining superiority over both  latanoprost and  Rhopressa™
–
1-3 mmHg greater than monotherapy with either latanoprost or Rhopressa™
throughout the duration of the study (i.e., Week 2, Week 6, Month 3, Month 6,
Month 9 and Month 12)
–
At Month 12, Roclatan
TM
reduced mean diurnal IOPs to 16 mmHg or lower in 60%
of patients, a significantly higher percentage than observed in the comparator arms

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

Mercury 1 Trial Design
Patients randomized
1:1:1
Primary endpoints:
•
Efficacy: Mean IOP at nine time points (08:00, 10:00, and 16:00 at
Week 2, Week 6, and Month 3)
•
Safety: Ocular and systemic safety during a 12-month treatment period
Patients with open angle glaucoma (OAG) or ocular hypertension (OHT)
with IOP >20 mmHg and < 36 mmHg
N=718 subjects randomized at 58 US sites
Rhopressa
TM
Netarsudil
(AR-13324) 0.02%
QD (PM)
Latanoprost
0.005%
QD (PM)

Product candidates have not approved by the FDA
For Investor Use
ClinicalTrials.gov Identifier: NCT02558400
Roclatan
TM
PG324
(netarsudil/latanoprost)
QD (PM)

Disposition

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
Roclatan
TM
N = 238
Rhopressa
TM
N = 244
Latanoprost
N = 236
Completed
Month
12
159 (66.8%)
148 (60.7%)
203 (86.0%)
Discontinued Prior to Month 12
79 (33.2%)
96 (39.3%)
33 (14.0%)
Reasons
for
Discontinuation
Adverse
Event
Withdrawal
of
Consent
Non-Compliant
Lost
to
Follow-up
Lack
of
Efficacy
Disallowed
Concurrent
Medication
Investigator Decision
Protocol Violation
Other
47 (19.7%)
13 (5.5%)
0
5 (2.1%)
0
6 (2.5%)
2 (0.8%)
6 (2.5%)
0
53 (21.7%)
9 (3.7%)
1 (0.4%)
5 (2.0%)
13 (5.3%)
7 (2.9%)
2 (0.8%)
3 (1.2%)
3 (1.2%)
4 (1.7%)
8 (3.4%)
3
(1.3%)
4 (1.7%)
1 (0.4%)
5 (2.1%)
0
8
(3.4%)
0

Roclatan
TM
Maintained Superior Efficacy Over
Individual Components for 12 Months
Mean IOP at Each Time Point  (ITT)
•
Roclatan™ statistically superior to latanoprost and Rhopressa™ at all time points
•
Roclatan™  IOP-lowering 1-3 mmHg greater than monotherapy through
Month 12

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

Roclatan
TM
Maintained Superior Efficacy Over
Individual Components for 12 Months
Mean Diurnal IOP at Each Visit (ITT)
p<0.0001 at All Visits vs. Latanoprost and Rhopressa
TM

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

100%
80%
60%
40%
20%
0%
% of Patients
16%
12%
27%
*
26%
22%
43%
**
37%
35%
60%
***
49%
49%
72%
***
57%
66%
82%
**
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
Rhopressa™ (n=148)
Latanoprost (n=203)
Roclatan™ (n=158)

Roclatan
TM
Phase 3 Month 12 Responder Analysis:
Goal is to Achieve Lowest IOP Possible
At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower

*p<0.05, **p<0.01, ***p<0.0001
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

Efficacy in Subjects with Baseline IOP <25 mmHg
Mean IOP at Each Time Point (ITT)
•
Rhopressa
TM
efficacy similar to latanoprost and stable for 12 months

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

<

100%
80%
60%
40%
20%
0%
% of Patients
22%
20%
*
39%
34%
36%
**
55%
48%
55%
**
76%
69%
70%
*
85%
80%
83%
92%
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
IOP on Treatment
Rhopressa™ (n=85)
Latanoprost (n=106)
Roclatan™ (n=87)

At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower

Roclatan
TM
Responder Analysis
Baseline IOP   25 mmHg
*p<0.05, **p<0.01
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

≥

80%
60%
40%
20%
0%
% of Patients
8%
3%
*
13%
14%
7%
*
28%
21%
12%
**
41%
21%
27%
***
55%
27%
46%
***
69%
≤ 14 mmHg
≤ 15 mmHg
≤ 16 mmHg
≤ 17 mmHg
≤ 18 mmHg
IOP on Treatment
Rhopressa™ (n=63)
Latanoprost (n=97)
Roclatan™ (n=71)

At Month 12:  % of Patients
with IOP Reduced to 18 mmHg or Lower
Roclatan
TM
Responder Analysis
Baseline IOP
25 mmHg

*p<0.05 vs Latanoprost
**p<0.05 vs
Rhopressa
TM
, p<0.0001 Latanoprost
***p<0.0001 vs
Rhopressa
TM
, p<0.01 Latanoprost
++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

Safety/Tolerability Overview of Roclatan
TM
•
There were no drug-related serious adverse events
(SAEs) and no evidence of treatment-related systemic
effects
•
The most common adverse event was conjunctival
hyperemia with ~60% incidence, scored as mild on
biomicroscopy for ~70% of these patients and sporadic
•
Other ocular AEs
–
AEs occurring in ~5-18% of subjects receiving Roclatan
TM
included: cornea verticillata, conjunctival hemorrhage, eye
pruritus, lacrimation increased, visual acuity reduced, blepharitis and punctate keratitis.

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use

Roclatan
TM
Phase 3 Safety Profile
Adverse Events
(   5.0% in any group)
Roclatan
n=238
Rhopressa
n=243
Latanoprost
n=237
Eye Disorders
Conjunctival Hyperemia
150 (63.0%)
125 (51.4%)
52 (21.9%)
Conjunctival Hemorrhage
31 (13.0%)
44 (18.1%)
3 (1.3%)
Cornea Verticillata
42 (17.6%)
33 (13.6%)
0
Eye Pruritus
27 (11.3%)
22 (9.1%)
3 (1.3%)
Punctate Keratitis
12 (5.0%)
18 (7.4%)
10 (4.2%)
Lacrimation Increased
17 (7.1%)
20 (8.2%)
1 (0.4%)
Visual Acuity Reduced
13 (5.5%)
13 (5.3%)
6 (2.5%)
Vision Blurred
11 (4.6%)
15 (6.2%)
3 (1.3%)
Blepharitis
14 (5.9%)
8 (3.3%)
5 (2.1%)
Administration Site Conditions
Instillation site pain
55 (23.1%)
60 (24.7%)
18 (7.6%)
Patients with known contraindications or hypersensitivity to latanoprost were
excluded

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
TM
TM

++
Data on File
Based on Mercury 1 Topline 12-month
Product candidates have not approved by the FDA
For Investor Use
–
Hyperemia severity did not increase with continued dosing
–
Hyperemia was sporadic
•
Only ~10% of patients had hyperemia on each study visit day from week 2 to month 12 (~7% Rhopressa™, ~3% latanoprost)
–
Only ~8% of all patients discontinued due to hyperemia (~7% of all patients at Month 3)
Roclatan™ Conjunctival Hyperemia Was Sporadic And
Severity Did Not Increase With Continued Dosing

Consistent statistically superior efficacy over both latanoprost and
Rhopressa™ at all time points demonstrated in 2 Phase 3 trials
(Mercury 1 and Mercury 2)
IOP-lowering effect was greater (1-3 mmHg) than monotherapy
with either latanoprost
or Rhopressa™ throughout the duration of
the study
Stable efficacy through 12 months
Well tolerated with no evidence of treatment-related serious or systemic effects

Roclatan
TM
Once-Daily Performance Summary
Product candidates have not approved by the FDA
For Investor Use
++
Data on File
Based on Mercury 1 and Mercury 2

Rhopressa
TM
efficacy similar to latanoprost
with baseline
IOP < 25 mmHg
Rhopressa
TM
maintained consistent IOP lowering across all
baseline IOPs including
25 mmHg
Stable efficacy through 12 months
Adverse event profile consistent with previous studies

Rhopressa
TM
Once-Daily Performance Summary
Product candidates have not approved by the FDA
For Investor Use
++
Data on File
Based on Mercury 1 Topline 12-month

Rhopressa
TM
•
PDUFA February 28, 2018
•
-
Expected FDA Advisory Committee
•
Initiating clinical program for Japan market (Phase 1 and 2 to be conducted in the U.S. in Japanese patients)
•
-
To commence in Q3/Q4 2017
Roclatan
TM
•
NDA filing expected 1H 2018
•
Mercury 3 (Europe): 6-month study, comparing to Ganfort®
•
-
To commence in Q3 2017

Key Upcoming Milestones
Product candidates have not approved by the FDA
For Investor Use